Exhibit 99.1

JDSU ANNOUNCES SECOND QUARTER FISCAL 2014 RESULTS

•                  GAAP and Non-GAAP Net Revenue of $447.6 million

•                  GAAP Gross margin of 45.8%; Non-GAAP Gross margin of 48.5%

•                  GAAP EPS of $0.04; Non-GAAP EPS of $0.19

Milpitas, California, January 30, 2014 — JDSU (NASDAQ: JDSU; and TSX: JDU) today reported results for its second quarter ended December 28, 2013.

GAAP net revenue was $447.6 million, with net income of $8.8 million, or $0.04 per share.  Prior quarter net revenue was $429.0 million, with net income of $0.3 million, or $0.00 per share. Net revenue for fiscal 2013 second quarter was $429.4 million, with net income of $4.1 million, or $0.02 per share.

Non-GAAP net revenue was $447.6 million, with net income of $45.3 million, or $0.19 per share. Prior quarter non-GAAP net revenue was $429.0 million, with net income of $30.2 million, or $0.13 per share. Non-GAAP net revenue for fiscal 2013 second quarter was $429.4 million, with net income of $42.3 million, or $0.18 per share.

“Our fiscal second quarter results exceeded our guidance expectation with gross margin improvements across all three segments,” said Tom Waechter, JDSU’s President and Chief Executive Officer.  “We are pleased with the performance of our organic business, the progress of our continuing investments in new offerings which align with customer requirements and market trends, and our continuing M&A strategy to expand our product portfolio into mobility and service enablement.  We believe JDSU is well-positioned to leverage our technical leadership in new markets in network infrastructure, commercial lasers and anti-counterfeiting in calendar 2014.”

Financial Overview — Second Quarter Ended December 28, 2013

The tables below (in millions, except percentage data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and Non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

	GAAP Results
	Q2	Q1	Q2	Change
	FY 2014	FY 2014	FY 2013	Q/Q	Y/Y
Net revenue	$447.6	$429.0	$429.4	4.3%	4.2%
Gross margin	45.8%	43.2%	44.0%	260bps	180bps
Operating margin	4.4%	1.5%	3.5%	290bps	90bps

	Non-GAAP Results
	Q2	Q1	Q2	Change
	FY 2014	FY 2014	FY 2013	Q/Q	Y/Y
Net revenue	$447.6	$429.0	$429.4	4.3%	4.2%
Adj. Gross margin	48.5%	46.3%	48.0%	220bps	50bps
Adj. Operating margin	11.0%	8.3%	11.4%	270bps	(40)bps

	Non-GAAP Net Revenue by Segment
	Q2	% of	Q1	Q2	Change
	FY 2014	Net Revenue	FY 2014	FY 2013	Q/Q	Y/Y
Network and Service Enablement	$195.0	43.6%	$171.9	$195.4	13.4%	(0.2)%
Communications and Commercial Optical Products:
Optical Communications	174.5		176.2	155.6	(1.0)	12.1
Lasers	23.5		28.4	30.2	(17.3)	(22.2)
Communications and Commercial Optical Products	198.0	44.2	204.6	185.8	(3.2)	6.6
Optical Security and Performance Products	54.6	12.2	52.5	48.2	4.0	13.3
Total	$447.6	100.0%	$429.0	$429.4	4.3%	4.2%

•                  Americas, EMEA and Asia-Pacific customers represented 47.8%, 23.4% and 28.8%, respectively, of total net revenue for the quarter.

•                  The Company held $1,095.6 million in total cash and investments and generated $54.4 million of cash from operations for the quarter ended December 28, 2013.

•                  The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported.

Business Outlook

For the third quarter of fiscal 2014 ending March 29, 2014, the Company expects non-GAAP net revenue to be $420 to $440 million.

Conference Call

The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on January 30, 2014 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors. Participants may also join the call by dialing 617-213-8896 or 866-543-6403 and use the passcode 13204485. The Company will post supporting slides concurrently with this earnings press release. They will be posted on www.jdsu.com/investors under the “Quarterly Results” section. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About JDSU

JDSU (NASDAQ: JDSU; TSX; JDU) innovates and collaborates with customers to build and operate the highest-performing and highest-value networks in the world.  Our diverse technology portfolio also fights counterfeiting and enables high-powered commercial lasers for a range of applications.  Learn more about JDSU at www.jdsu.com and follow us on JDSU Perspectives, Twitter, Facebook and YouTube.

Forward-Looking Statements

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, cash flow and other financial metrics, and the impact and duration of certain market conditions.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things:  (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) consolidation of our customer base, which limits near-term demand visibility, and could negatively impact potential revenue; (d) continued decline of average selling prices across our businesses; (e)  notable seasonality and a significant level of in-quarter book-and-ship business, particularly in our Network and Service Enablement business; (f)  various product and manufacturing transfers, site consolidations and product discontinuances that have caused and may cause short term disruptions; (g) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (h) inherent uncertainty related to global markets and the effect of such markets on demand for our products.

For more information on these and other risks affecting the Company’s business, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2013 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements.

Contact Information

Investors: Bill Ong, 408-546-4521, or bill.ong@jdsu.com

Press:  Jim Monroe, 240-404-1922, or jim.monroe@jdsu.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED FINANCIAL DATA -

JDS UNIPHASE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 28,	December 29,	December 28,	December 29,
	2013	2012	2013	2012
Net revenue	$447.6	$429.4	$876.6	$850.3
Cost of sales	232.8	225.8	465.2	457.0
Amortization of acquired technologies	9.9	14.6	21.3	31.7
Gross profit	204.9	189.0	390.1	361.6
Operating expenses:
Research and development	72.3	63.5	141.9	125.1
Selling, general and administrative	109.0	105.4	216.1	210.1
Amortization of other intangibles	2.8	2.2	5.5	5.7
Restructuring and related charges	1.0	3.0	0.2	5.7
Total operating expenses	185.1	174.1	363.7	346.6
Income from operations	19.8	14.9	26.4	15.0
Interest and other income (expense), net	0.4	(2.4)	(0.2)	(2.8)
Interest expense	(8.4)	(5.1)	(13.6)	(11.2)
Income from continuing operations before income taxes	11.8	7.4	12.6	1.0
Provision for income taxes	3.0	4.1	3.5	7.5
Income (loss) from continuing operations, net of tax	8.8	3.3	9.1	(6.5)
Income (loss) from discontinued operations, net of tax	—	0.8	—	(1.0)
Net income (loss)	$8.8	$4.1	$9.1	$(7.5)

Basic net income (loss) per share from:
Continuing operations	$0.04	$0.02	$0.04	$(0.03)
Discontinued operations	—	0.00	—	0.00
Net income (loss)	$0.04	$0.02	$0.04	$(0.03)
Diluted net income (loss) per share from:
Continuing operations	$0.04	$0.02	$0.04	$(0.03)
Discontinued operations	—	0.00	—	0.00
Net income (loss)	$0.04	$0.02	$0.04	$(0.03)

Shares used in per share calculation:
Basic	233.0	234.4	234.2	233.6
Diluted	235.8	237.1	237.8	233.6

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	December 28,	June 29,
	2013	2013
ASSETS
Current assets:
Cash and cash equivalents	$473.4	$281.0
Short-term investments	592.0	205.2
Restricted cash	30.2	29.7
Accounts receivable, net	301.8	273.3
Inventories, net	137.0	145.8
Prepayments and other current assets	89.4	95.3
Total current assets	1,623.8	1,030.3
Property, plant and equipment, net	265.6	247.0
Goodwill	131.2	115.1
Intangibles, net	139.7	149.7
Deferred income taxes	158.9	155.5
Other non-current assets	27.3	17.6
Total assets	$2,346.5	$1,715.2
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$125.8	$97.7
Accrued payroll and related expenses	83.4	77.0
Income taxes payable	19.4	18.7
Deferred revenue	71.0	71.9
Accrued expenses	30.1	37.1
Other current liabilities	50.1	45.3
Total current liabilities	379.8	347.7
Long-term debt	524.2	—
Other non-current liabilities	199.6	206.2
Total stockholders’ equity	1,242.9	1,161.3
Total liabilities and stockholders’ equity	$2,346.5	$1,715.2

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended		Six Months Ended
	December 28,	December 29,	December 28,	December 29,
	2013	2012	2013	2012
Net revenue:
Network and Service Enablement	$195.0	$195.4	$366.9	$364.9
Communications and Commercial Optical Products	198.0	185.8	402.6	380.7
Optical Security and Performance Products	54.6	48.2	107.1	104.7
Net revenue	$447.6	$429.4	$876.6	$850.3

Operating income (loss):
Network and Service Enablement	$28.7	$35.3	$41.3	$52.1
Communications and Commercial Optical Products	23.9	21.2	51.1	45.0
Optical Security and Performance Products	20.5	16.2	39.6	37.4
Corporate	(23.9)	(23.7)	(47.4)	(46.8)
Total segment operating income	49.2	49.0	84.6	87.7
Unallocated amounts:
Stock-based compensation	(15.7)	(13.6)	(31.4)	(26.2)
Acquisition-related charges and amortization of intangibles	(12.7)	(17.3)	(26.8)	(38.7)
Gain (loss) on disposal of long-lived assets	0.5	(0.1)	0.2	(1.4)
Restructuring and related charges	(1.0)	(3.0)	(0.2)	(5.7)
Other charges related to non-recurring activities	(0.5)	(0.1)	—	(0.7)
Interest and other income (expense), net	0.4	(2.4)	(0.2)	(2.8)
Interest expense	(8.4)	(5.1)	(13.6)	(11.2)
Income from continuing operations before income taxes	$11.8	$7.4	$12.6	$1.0

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance.  The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors.  Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represents its performance in the ordinary, ongoing and customary course of its operations.  Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities.

The Company believes providing this additional information to its investors allows investors to see Company results through the eyes of management.  The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of sales, costs of research and development and costs of selling, general and administrative: the Company GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other non-recurring charges comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, and (vi) product-line termination costs such as the write-off of inventory no longer being sold. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles from acquisitions: the Company includes amortization expense related to intangibles from acquisitions in its GAAP presentation of cost of sales and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of sales and operating expenses.

Other income (loss), net and non-cash interest expense: the Company incurred a loss in connection with repurchasing a portion of its 1% Senior Convertible Notes which was recorded in interest and other expense (income), net in compliance with the authoritative guidance. Additionally, the Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments and a one-time write off of unamortized issuance cost related to its revolver credit facility upon termination of the facility. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: the Company has sold investments or adjusted the value of investments from time to time based on market conditions, and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share.  The Company’s core business does not include making financial investments in third parties, and such investments do not constitute a material portion of the Company’s assets.  Moreover, the amount and timing of gains and losses and adjustments to the value of investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales and adjustments to the value of investments are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: the Company excludes non-cash tax expense related to the utilization of net operating losses where valuation allowances were released and non-cash income tax intraperiod tax allocation benefit.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Discontinued operations: the Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP consolidated statement of operations. The Company excluded the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments:  the Company’s EBITDA calculation excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above.  The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation and restructuring and related charges that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share.  The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

The following tables reconcile GAAP measures to non-GAAP measures:

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

	Three Months Ended				Six Months Ended
	December 28,		December 29,		December 28,		December 29,
	2013		2012		2013		2012
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures	$8.8	$0.04	$4.1	$0.02	$9.1	$0.04	$(7.5)	$(0.03)
Items reconciling GAAP net income (loss) and EPS to Non-GAAP net income & EPS:

Related to cost of sales:
Stock-based compensation expenses	2.6	0.01	2.1	0.01	5.0	0.02	4.3	0.02
Other charges related to non-recurring activities	(0.2)	—	0.5	—	(0.7)	—	1.3	0.01
Amortization of acquired developed technologies	9.9	0.04	14.6	0.06	21.3	0.09	31.7	0.13
Total related to gross profit	12.3	0.05	17.2	0.07	25.6	0.11	37.3	0.16

Related to operating expenses:
Research and development:
Stock-based compensation expenses	3.9	0.02	3.4	0.01	7.6	0.03	6.3	0.03
Selling, general and administrative:
Stock-based compensation expenses	9.2	0.04	8.1	0.03	18.8	0.08	15.6	0.07
Other charges related to non-recurring activities	0.7	—	0.1	—	0.7	—	0.7	—
Amortization of intangibles	2.8	0.01	2.2	0.01	5.5	0.02	5.7	0.02
(Gain) loss on disposal of long-lived assets	(0.5)	—	0.1	—	(0.2)	—	1.4	0.01
Restructuring and related charges	1.0	—	3.0	0.01	0.2	—	5.7	0.02
Total related to operating expenses	17.1	0.07	16.9	0.06	32.6	0.14	35.4	0.15

Interest and other income (expense), net	—	—	1.3	0.01	—	—	3.4	0.01
Non-cash interest expense	6.0	0.03	3.6	0.02	9.8	0.04	7.8	0.03
Gain on sale of investments	(0.2)	—	—	—	(0.2)	—	(0.1)	—
Income tax expense	1.3	0.01	—	—	(1.4)	(0.01)	—	—
Discontinued operations	—	—	(0.8)	—	—	—	1.0	—
Total related to net income & EPS	36.5	0.15	38.2	0.16	66.4	0.28	84.8	0.36
Non-GAAP measures	$45.3	$0.19	$42.3	$0.18	$75.5	$0.32	$77.3	$0.33

Shares used in per share calculation for Non-GAAP EPS		235.8		237.1		237.8		236.7

Note: Certain totals may not add due to rounding

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(in millions, unaudited)

	Three Months Ended		Six Months Ended
	December 28,	December 29,	December 28,	December 29,
	2013	2012	2013	2012
GAAP net income (loss) from continuing operations	$8.8	$3.3	$9.1	$(6.5)
Interest and other income (expense), net	(0.4)	2.4	0.2	2.8
Interest expense	8.4	5.1	13.6	11.2
Provision for income taxes	3.0	4.1	3.5	7.5
Depreciation	17.8	16.9	35.6	33.8
Amortization	12.7	16.8	26.8	37.4
EBITDA	50.3	48.6	88.8	86.2
Costs related to restructuring and related charges	1.0	3.0	0.2	5.7
Costs related to stock based compensation expense	15.7	13.6	31.4	26.2
Purchase accounting adjustment	—	0.5	—	1.3
Costs related to other non-recurring activities	0.5	0.1	—	0.7
(Gain) loss on disposal of long-lived assets	(0.5)	0.1	(0.2)	1.4
Adjusted EBITDA	$67.0	$65.9	$120.2	$121.5